THE NEEDHAM FUNDS, INC.

445 PARK AVENUE

NEW YORK, NEW YORK 10022

SUPPLEMENT DATED DECEMBER 30, 2009

TO THE PROSPECTUS DATED MAY 1, 2009

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 1, 2010, Footnote 4 on page 7 is hereby revised to read:

(4)  The Adviser has entered into agreements with the Funds whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of, the Growth Fund, the Aggressive Growth Fund and the Small Cap Growth Fund in an amount that limits annual operating expenses to not more than 2.50% of the average daily net assets of each Fund. The agreements are effective for the period from January 1, 2010 through December 31, 2010 and shall continue in effect from year to year thereafter only upon mutual agreement of the Funds and the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.